UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2019

Innovative Industrial Properties, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-37949	81-2963381
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

11440 West Bernardo Court, Suite 220

San Diego, California 92127

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (858) 997-3332

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).                        Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities Registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	IIPR	New York Stock Exchange
Series A Preferred Stock, par value $0.001 per share	IIPR-PA	New York Stock Exchange

Item 1.01. Entry into a Material Definitive Agreement.

On June 13, 2019, IIP-MI 1 LLC ("Landlord"), a wholly owned subsidiary of IIP Operating Partnership, LP, the operating partnership subsidiary of Innovative Industrial Properties, Inc. (the "Company"), entered into an amendment (the "Lease Amendment") to its lease (the "Lease") with Green Peak Industries, LLC ("GPI") for the property located at 10070 Harvest Park in Dimondale, Michigan (the "Property").

The Lease Amendment provides for reimbursement to GPI of up to an additional $18.0 million for completion of certain additional tenant improvements and additional development at the Property (the “Additional TI Allowance”). If the Company funds the full amount of the Additional TI Allowance, the Company’s total investment in the Property is expected to be $31.0 million. The provision of the Additional TI Allowance also resulted in a corresponding adjustment of base rent under the Lease Amendment.

The Lease Amendment also extends the initial term of the Lease to December 31, 2034, eliminates GPI’s one-time right under the Lease to request funding by the Company for additional improvements to the Property of up to $8 million, and provides the Company a right of first refusal with respect to certain real estate transactions of GPI and its affiliates.

The foregoing description of the Lease Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the Lease Amendment, which is filed as an exhibit to this report and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit	Description of Exhibit

10.1	First Amendment dated June 13, 2019 to Lease Agreement dated August 2, 2018 between IIP-MI 1 LLC and Green Peak Industries, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 19, 2019	INNOVATIVE INDUSTRIAL PROPERTIES, INC.

	By:	/s/ Catherine Hastings
	Name:	Catherine Hastings
	Title:	Chief Financial Officer, Chief Accounting Officer and Treasurer